UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 24, 2023

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Park National Corporation ("Park") held its 2023 Annual Meeting of Shareholders (the "2023 Annual Meeting") on April 24, 2023, as a virtual meeting via live webcast. At the 2023 Annual Meeting, the shareholders of Park adopted an amendment to Section 6.01 of Park's Regulations in order to grant the Park Board of Directors the power to make limited future amendments to Park's Regulations to the extent permitted by the Ohio General Corporation Law. The full text of the amendment to Section 6.01 of Park's Regulations is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. Please also see the disclosure under "Item 5.07 - Submission of Matters to a Vote of Security Holders." in respect of the vote on the adoption of the proposed amendment to Section 6.01 of Park's Regulations.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a)Park held its 2023 Annual Meeting on April 24, 2023 as a virtual meeting via live webcast. At the close of business on February 27, 2023 (the record date for the 2023 Annual Meeting), there were 16,263,583 common shares outstanding and entitled to vote. At the 2023 Annual Meeting, 13,966,620 or 85.88%, of the outstanding Park common shares entitled to vote were represented by proxy or in person.

(b)(i) Directors elected at the 2023 Annual Meeting to serve for a three-year term to expire at the 2026 Annual Meeting of Shareholders, and until their respective successors are duly elected and qualified, or until each such individual's' earlier resignation, removal from office or death, and the vote with respect to each such individual (there were no other nominees):

	Number of Votes
	For	Against	Broker Non-Votes	Abstentions
C. Daniel DeLawder	11,154,884	946,688	1,836,394	28,654
D. Byrd Miller III	11,534,890	526,519	1,836,394	68,817
Matthew R. Miller	11,402,487	659,885	1,836,394	67,854
Robert E. O'Neill	10,887,919	1,188,756	1,836,394	53,551

(ii) With respect to the vote to approve the non-binding advisory resolution to approve the compensation of Park's named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
11,305,114	685,299	1,836,394	139,813

(iii) With respect to the vote to ratify the appointment of Crowe LLP as Park's independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
13,373,560	524,823	—	68,237
(iv) With respect to the vote to adopt an amendment to Park's Regulations to grant the Park Board of Directors the power to make limited future amendments to Park's Regulations to the extent permitted by the Ohio General Corporation Law:

Number of Votes
For	Against	Broker Non-Votes	Abstentions
11,496,721	549,611	1,836,394	83,894

(c)    Not applicable.

(d)    Not applicable.

Item 9.01 - Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibits are filed with this Current Report on Form 8-K

Exhibit No.	Description
3.1	Certificate Regarding Adoption by the Shareholders of Park National Corporation on April 24, 2023 of an amendment to Section 6.01 of Park National Corporation's Regulations to grant the Board of Directors the power to make limited future amendments to Park National Corporation's Regulations to the extent permitted by the Ohio General Corporation Law. (Filed herewith)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: April 25, 2023	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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